                                                                   EXHIBIT 10.16

                          FOURTH AMENDMENT TO CERTAIN
                              OPERATIVE AGREEMENTS


     THIS FOURTH AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS dated as of December 31, 2000 (this "Amendment") is by and among AOR SYNTHETIC REAL ESTATE, INC., a Delaware corporation (the "Lessee" or the "Construction Agent" or a "Tranche A Guarantor"); US ONCOLOGY, INC. (formerly American Oncology Resources, Inc.) a Delaware corporation (the "Guarantor" or a "Tranche A Guarantor"); the various entities which are parties hereto as guarantors of the Tranche A Loans (subject to the definition of Tranche A Guarantors in Appendix A of the Participation Agreement, as defined below, individually a "Tranche A Guarantor" and collectively, the "Tranche A Guarantors"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the AOR Trust 1997-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties hereto as lenders (subject to the definition of Lenders in Appendix A of the Participation Agreement, individually, a "Lender" and collectively, the "Lenders"); the various banks and other lending institutions which are parties hereto as holders of certificates issued with respect to the AOR Trust 1997-1 (subject to the definition of Holders in Appendix A of the Participation Agreement, individually, a "Holder" and collectively, the "Holders"); and FIRST UNION NATIONAL BANK, a national banking association ("FUNB"), as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent").


                              W I T N E S S E T H:

     WHEREAS, each of the parties hereto has agreed to amend the pricing matrix set forth in the definition of Applicable Margin; and

     WHEREAS, the parties to this Amendment wish to amend certain agreements, instruments and other documents to which they are a party (or to which certain of them are a party) in connection with a lease financing arrangement provided in favor of Lessee by the other parties to this Amendment with regard to the Properties.

                               A G R E E M E N T

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

     1. Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meaning set forth therefor in Appendix A to the Participation Agreement. The rules of usage set forth in Appendix A to the Participation Agreement shall apply herein. In the case of any conflict between the provisions of this Amendment and the provisions of the Operative Agreements, the provisions of this Amendment shall control construction of the terms.

     2. Incorporation of Amended Incorporated Covenants and Terms. Each of the of the parties to this Amendment hereby acknowledges the amendments to the Incorporated Covenants and the Additional Incorporated Terms as set forth in the Second Amendment to the Lessee Credit Agreement, which amendment is dated as of December 31, 2000 among US Oncology, Inc., the banks and other financial institutions party to the Lessee Credit Agreement and First Union National Bank (the "Second Amendment to the Lessee Credit Agreement"), substantially in the form of Exhibit A attached hereto, and each party hereto agrees that no consent of any party to any of the Operative Agreements is required in connection therewith.

     3. Appendix A to the Participation Agreement. Appendix A to the Participation Agreement is amended as follows:

          (a) by adding the following definition in appropriate alphabetical order:

          ""Fourth Amendment" shall mean the Fourth Amendment to Certain Operative Agreements dated as of December 31, 2000 by and among the parties to the Participation Agreement as of such date.";

          (b) The definition of "Annualized EBITDA" is hereby amended and restated in its entirety as follows:

          ""Annualized EBITDA" shall mean, with respect to AOR and its Subsidiaries, on a consolidated basis, as of the last day of any fiscal quarter, EBITDA for the period of four consecutive fiscal quarters then ending.";

          (c) The definition for "Applicable Margin" is amended by deleting the matrix contained therein in its entirety and replacing it with the following matrix:

              Ratio of Consolidated                Applicable Margin for    Applicable Margin for    Applicable Margins for
                    Debt to                              Eurodollar               Eurodollar               Eurodollar
               Annualized EBITDA                      Tranche A Loans          Tranche B Loans           Holder Advances
               -----------------                   ----------------------   ----------------------   -----------------------

Greater than 3.00 to 1.00                                  1.825%                   2.200%                    2.575%

Greater than 2.50 to 1.00 but less than or                 1.725%                   2.100%                    2.475%
 equal to 3.00 to 1.00

Greater than 2.00 to 1.00 but less than or                 1.600%                   1.975%                    2.350%
 equal to 2.50 to 1.00

Greater than 1.50 to 1.00 but less than or                 1.500%                   1.875%                    2.250%
 equal to 2.00 to 1.00

Greater than 1.00 to 1.00 but less than or                 1.375%                   1.750%                    2.125%
 equal to 1.50 to 1.00

Less than or equal to 1.00 to 1.00                         1.275%                   1.650%                    2.025%

          (d) The definition of "EBITDA" is hereby amended and restated in its entirety as follows:

          ""EBITDA" shall mean, for any period, an amount equal to, without duplication, the sum of (a) net income (determined in accordance with GAAP) earned in such period, plus (b) to the extent net income has been reduced thereby, the sum of (i) depreciation and amortization expense, plus (ii) Interest Expense, plus (iii) federal and state income taxes, plus (c) to the extent net income has been reduced thereby in the fiscal quarters ending December 31, 2000, March 31, 2001, June 30, 2001 and September 30, 2001, (A) nonrecurring non-cash charges arising from the write-off of corporate non-core and under performing assets and the write-down or write-off of certain other assets (in an aggregate amount not to exceed $200,000,000) and (B) cash expenses arising from the costs associated with employee and corporate reorganization, including without limitation the closing of offices and the elimination, relocation and consolidation of certain employment positions, and other related costs (in an aggregate amount not to exceed $15,000,000)."

     4. Effective Date. Provided each of the conditions set forth in Section 4(a)-(e)(d) hereof has been satisfied or waived in accordance with the terms of this Section 4, each of the provisions in this Amendment shall be effective from and after December 31, 2000, except Section 3(b) of this Amendment which shall be effective from and after March ___, 2001. This Amendment shall be effective in accordance with the terms and conditions hereof provided each of the following has been satisfied or waived (provided, that any such waiver shall require subsequent satisfaction (unless expressly stated to be a permanent waiver) of any such condition so waived), each in the Agent's reasonable discretion:

          (a) The Second Amendment to the Lessee Credit Agreement shall be in full force and effect prior to or simultaneous with the effectiveness of this Amendment;

          (b) Each of the conditions to effectiveness set forth in the Second Amendment to the Lessee Credit Agreement, including without limitation the payment of the fee set forth in Section 4.5 thereof to each Lender and Holder and the conditions set forth in Section 4.9 thereof, shall have been satisfied;

          (c) All entities subject to the requirements of Section 5.8 of the Participation Agreement prior to the date first set forth above shall have satisfied in full all such requirements; and

          (d) Each of the parties hereto shall have delivered to the Agent their respective signature pages, executed by an authorized officer of such party.

     5. Credit Party Representations and Warranties. As of March __, 2001, each and every representation and warranty of each Credit Party contained in the Operative Agreements (except for any such representations and warranties which relate solely to an earlier time) is true and correct and no Default or Event of Default has occurred and is continuing under any Operative Agreement.

     6. Enforceability. Each Operative Agreement, including without limitation this Amendment, to which any Credit Party is a party is in full force and effect with respect to it.

     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart provided, that to the extent this Amendment constitutes chattel paper (as such term is defined in the Uniform Commercial Code), no Lien on this Amendment may be created or perfected through the transfer or possession of any counterpart hereof other than the counterpart bearing the receipt therefor executed by the Agent on the signature page hereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

     8. Continued Effectiveness of Operative Agreements. Except as modified hereby, all of the terms and conditions of the Operative Agreements are hereby ratified and affirmed and shall remain in full force and effect. The parties acknowledge that this Amendment complies with Section 12.4 of the Participation Agreement and any noncompliance is deemed waived, subject to the unanimous vote provisions contained therein.

     9. Direction to Agent and Lessor. Each of the Lenders and Holders hereby instructs the Agent and the Lessor to enter into this Amendment.

     10. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11. Further Assurance and Headings. The provisions of the Participation Agreement relating to Further Assurances and Headings are hereby incorporated by reference herein, mutatis mutandis.

     12. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of North Carolina except as to the Trust Agreement which shall be governed by, and construed in accordance with, the laws of the State of Utah.

     13. JURISDICTION, VENUE AND ARBITRATION. THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE AND ARBITRATION ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

     14. Fees and Expenses. The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees of Moore & Van Allen, PLLC.

Any and all Operative Agreements, notices, requests, certificates and other instruments executed and delivered prior to or after the execution and delivery of this Amendment may refer to "American Oncology Resources, Inc.", "AOR" or may identify such entity in any other respect, but nevertheless all such references shall be deemed to refer to US Oncology, Inc., a Delaware corporation (formerly American Oncology Resources, Inc.) and its successors and permitted assigns, unless the context shall otherwise require.

        [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.


                    AOR SYNTHETIC REAL ESTATE, INC., as the Construction Agent,
                      as the Lessee and as a Tranche A Guarantor

                    US ONCOLOGY, INC. (formerly known as AMERICAN ONCOLOGY
                      RESOURCES, INC.), as the Guarantor and as a Tranche A Guarantor

                    AOR REAL ESTATE, INC., as a Tranche A Guarantor US ONCOLOGY CORPORATE, INC. (formerly known as
                      AOR, INC.), as a Tranche A Guarantor
                    RMCC CANCER CENTER INC., as a Tranche A Guarantor AOR MANAGEMENT COMPANY OF OREGON, INC.,
                      as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF INDIANA, INC.,
                      as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF MISSOURI, INC.,
                      as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF ARIZONA, INC.,
                      as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF SOUTH CAROLINA, INC.,
                      as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF OKLAHOMA, INC.,
                      as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF PENNSYLVANIA, INC.,
                      as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF VIRGINIA, INC.,
                      as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF NORTH CAROLINA, INC.,
                      as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF NEW YORK, INC.,
                      as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF FLORIDA, INC.,
                      as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF NEVADA, INC.,
                      as a Tranche A Guarantor
                    AOR HOLDING COMPANY OF INDIANA, INC.,
                      as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF TEXAS, INC.,
                      as a Tranche A Guarantor

                          [SIGNATURE PAGES CONTINUED]

                    AOR MANAGEMENT COMPANY OF CENTRAL FLORIDA, INC.,
                      as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF OHIO, INC.,
                       as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF KANSAS, INC.,
                      as a Tranche A Guarantor
                    AORT HOLDING COMPANY, INC., as a Tranche A Guarantor
                    AORIP, Inc., as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF ALABAMA, INC., as a Tranche A
                      Guarantor
                    GREENVILLE RADIATION CARE, INC., as a Tranche A Guarantor PHYSICIAN RELIANCE NETWORK, INC., as a Tranche A Guarantor TOPS PHARMACY SERVICES, INC., as a Tranche A Guarantor
                    US ONCOLOGY RESEARCH, INC. (formerly known as PRN RESEARCH,
                      INC.), as a Tranche A Guarantor
                    NORTHWEST CANCER CENTER, INC. (formerly Washington Cancer
                      Centers, P.C.), as a Tranche A Guarantor
                    PRN PHYSICIAN RELIANCE, LLC, as a Tranche A Guarantor PHYSICIAN RELIANCE HOLDINGS, LLC (formerly known as PHYSICIAN RELIANCE INVESTMENTS, LLC), as a Tranche A
                      Guarantor


                    By:___________________________
                    Name:_________________________
                    Title:________________________
                          of each of the other foregoing entities


                    AOR of Texas Management Limited Partnership, a Texas limited partnership, as a Tranche A Guarantor by:  AOR MANAGEMENT COMPANY OF TEXAS, INC.,
                    a Delaware corporation, as general partner

                    By:___________________________
                    Name:_________________________
                    Title:________________________



                          [SIGNATURE PAGES CONTINUED]

                    AOR OF INDIANA MANAGEMENT PARTNERSHIP,
                    an Indiana general partnership, as a Tranche A Guarantor

                    By: AOR MANAGEMENT COMPANY OF INDIANA, INC., a Delaware corporation, as general partner

                    By:___________________________
                    Name:_________________________
                    Title:________________________

                    By: AOR HOLDING COMPANY OF INDIANA, INC., a Delaware corporation, as general partner

                    By:___________________________
                    Name:_________________________
                    Title:________________________


                    PHYSICIAN RELIANCE, L.P.,
                    A Texas limited partnership, as a Tranche A Guarantor

                    By: PRN PHYSICIAN RELIANCE, LLC, a Texas limited liability company, as general partner

                    By: PHYSICIAN RELIANCE HOLDINGS, LLC (formerly known as PHYSICIAN RELIANCE INVESTMENTS, LLC), a Texas limited liability company, as limited partner


                    By:___________________________
                    Name:_________________________
                    Title:________________________



                          [Signature pages continued]

                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as Owner Trustee under the AOR Trust 1997-1


                    By:___________________________
                    Name:_________________________
                    Title:________________________



                          [Signature pages continued]

                    FIRST UNION NATIONAL BANK, as a Lender
                    and as a Holder


                    By:___________________________
                    Name:_________________________
                    Title:________________________



                          [SIGNATURE PAGES CONTINUED]

                    BANK ONE, NA (formerly The First National Bank of Chicago), as a Lender and as a Holder


                    By:___________________________
                    Name:_________________________
                    Title:________________________



                          [SIGNATURE PAGES CONTINUED]

                    COOPERATIEVE CENTRALE
                    RAIFFEISEN-BOERENLEENBANK B.A.
                    "Rabobank Nederland", NEW YORK BRANCH,
                    as a Lender and as a Holder


                    By:___________________________
                    Name:_________________________
                    Title:________________________

                    By:___________________________
                    Name:_________________________
                    Title:________________________



                          [SIGNATURE PAGES CONTINUED]

                    BANKERS TRUST COMPANY,
                    as a Lender


                    By:___________________________
                    Name:_________________________
                    Title:________________________



                          [SIGNATURE PAGES CONTINUED]

                    WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as a Lender


                    By:___________________________
                    Name:_________________________
                    Title:________________________



                          [SIGNATURE PAGES CONTINUED]

                    THE CHASE MANHATTAN BANK,
                    as a Lender and as a Holder


                    By:___________________________
                    Name:_________________________
                    Title:________________________



                          [SIGNATURE PAGES CONTINUED]

                    BANK OF AMERICA, N.A. (formerly NationsBank, N.A.), as a Lender


                    By:___________________________
                    Name:_________________________
                    Title:________________________



                          [SIGNATURE PAGES CONTINUED]

                    CREDIT LYONNAIS NEW YORK BRANCH,
                    as a Lender


                    By:___________________________
                    Name:_________________________
                    Title:________________________



                          [SIGNATURE PAGES CONTINUED]

                    U.S. BANK NATIONAL ASSOCIATION,
                    as a Lender


                    By:___________________________
                    Name:_________________________
                    Title:________________________



                          [SIGNATURE PAGES CONTINUED]

     Receipt of the original counterpart of the foregoing Amendment is hereby acknowledged on this ____ day of ______________, 1999./1/



                                   FIRST UNION NATIONAL BANK, as Agent


                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________



                             [SIGNATURE PAGES END]







----------------
/1/ This acknowledgment is executed in the orginal coutnerpart only.

                                   EXHIBIT A

                 [SECOND AMENDMENT TO LESSEE CREDIT AGREEMENT]